As filed with the Securities and Exchange Commission on July 12, 1996.
                                                     Registration No. 333-
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 --------------

                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)
                                 --------------
       FLORIDA                                            65-0341002
(State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                      Identification No.)


                                3000 TAFT STREET
                            HOLLYWOOD, FLORIDA 33021
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                 --------------

                    HEICO CORPORATION 1993 STOCK OPTION PLAN
                            (Full title of the Plan)

                    THOMAS S. IRWIN, EXECUTIVE VICE PRESIDENT
                                HEICO CORPORATION
                                3000 TAFT STREET
                            HOLLYWOOD, FLORIDA 33021
                                 (305) 987-6101
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 WITH A COPY TO:
                              STUART D. AMES, ESQ.
                         STEARNS WEAVER MILLER WEISSLER
                           ALHADEFF & SITTERSON, P.A.
                       150 WEST FLAGLER STREET, SUITE 2200
                              MIAMI, FLORIDA 33130
                                 (305) 789-3540


                         CALCULATION OF REGISTRATION FEE
=========================================================================================================
                                                      PROPOSED           PROPOSED
     TITLE OF EACH CLASS             AMOUNT            MAXIMUM            MAXIMUM           AMOUNT OF
     OF SECURITIES TO BE              TO BE        OFFERING PRICE        AGGREGATE        REGISTRATION
         REGISTERED                REGISTERED       PER SHARE (1)    OFFERING PRICE(1)         FEE
- ---------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value     207,585 shares       $ 27.19          $5,644,236           $1,946.29
=========================================================================================================

(1)     Estimated solely for purpose of calculating the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low prices of the Common Stock as reported on the American Stock Exchange on July 5, 1996.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 3. INCORPORATION OF FORM S-8 REGISTRATION STATEMENT

        The contents of the Registration Statement on Form S-8 (No. 33-62156) filed by HEICO Corporation (the "Company") with the Securities and Exchange Commission, dated May 5, 1993, with respect to the registration of shares of the Company's common stock, par value $.01 per share, issuable pursuant to the HEICO Corporation 1993 Stock Option Plan, are incorporated herein by this reference.


Item 8. EXHIBITS

   5           Opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson,
               P.A.

  23.1 Consent of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. (included as part of Exhibit 5 above).

  23.2         Consent of Independent Certified Public Accountants.

  24.1 Powers of Attorney (included as part of the Signature Page of this Registration Statement).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and had duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on the 11th day of July, 1996.

                            HEICO CORPORATION


                            By: /s/ THOMAS S. IRWIN
                                ------------------------------------------------
                                    Thomas S. Irwin, Executive Vice President
                                    and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Laurans A. Mendelson and Thomas S. Irwin, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                   TITLE                        DATE
- ---------                                   -----                        ----
PRINCIPAL EXECUTIVE OFFICER:


/s/ LAURANS A. MENDELSON             Chairman of the Board,              July 11, 1996
- ----------------------------         Chief Executive Officer
Laurans A. Mendelson                 President and Director
                                     (Principal Executive Officer)

PRINCIPAL FINANCIAL AND
ACCOUNTING OFFICER:


/s/ THOMAS S. IRWIN                  Executive Vice President and        July 11, 1996
- ---------------------------          Chief Financial Officer (Principal
Thomas S. Irwin                      Financial and Accounting Officer)




SIGNATURE                            TITLE                               DATE
- ---------                            -----                               ----

/s/ JACOB T. CARWILE                 Director                            July 11, 1996
- ---------------------------
Jacob T. Carwile


/s/ SAMUEL L. HIGGINBOTTOM           Director                            July 11, 1996
- ---------------------------
Samuel L. Higginbottom


/s/ PAUL F. MANIERI                  Director                            July 11, 1996
- ---------------------------
Paul F. Manieri


/s/ ERIC A. MENDELSON                Director                            July 11, 1996
- ---------------------------
Eric A. Mendelson


/s/ VICTOR H. MENDELSON              Director                            July 11, 1996
- ---------------------------
Victor H. Mendelson


/s/ ALBERT MORRISON, JR.             Director                            July 11, 1996
- ---------------------------
Albert Morrison, Jr.


/s/ DR. ALAN SCHRIESHEIM             Director                            July 11, 1996
- ---------------------------
Dr. Alan Schriesheim


/s/ GUY C. SHAFER                    Director                            July 11, 1996
- ---------------------------
Guy C. Shafer


                      INDEX TO EXHIBITS



EXHIBIT NO.        DESCRIPTION
- -----------        -----------


5                  Opinion of Stearns Weaver Miller
                   Weissler Alhadeff & Sitterson, P.A.

23.2               Consent of Independent Certified
                   Public Accountants